Exhibit 99.1

Exhibit 99.1

Investor Luncheon

April 9, 2013

Forward?Looking Statements

Some of the information included in this presentation constitutes  “forward?looking statements” as defined in Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities  Exchange Act of 1934, as amended. All statements in this presentation that express opinions, expectations, beliefs, plans, objectives, assumptions or  projections with respect to anticipated future performance of SunCoke or the Partnership, in contrast with statements of historical facts, are  forward?looking statements. Such forward?looking statements are based on management’s beliefs and assumptions and on information currently available.  Forward?looking statements include information concerning possible or assumed future results of operations, business strategies, financing plans, competitive  position, potential growth opportunities, potential operating performance improvements, the effects of competition and the effects of future legislation or  regulations. Forward?looking statements include all statements that are not historical facts and may be identified by the use of forward?looking  terminology such as the words “believe,” “expect,” “plan,” “intend,” “anticipate,” “estimate,” “predict,”  “potential,” “continue,” “may,” “will,” “should” or the negative of these terms or similar expressions.

Although management believes that its plans, intentions and expectations  reflected in or suggested by the forward?looking statements made in this presentation are reasonable, no assurance can be given that these  plans, intentions or expectations will be achieved when anticipated or at all. Moreover, such statements are subject to a number of  assumptions, risks and uncertainties. Many of these risks are beyond the control of SunCoke and the Partnership, and may cause actual  results to differ materially from those implied or expressed by the forward?looking statements. Each of SunCoke and the Partnership has included  in its filings with the Securities and Exchange Commission (including, in the case of the Partnership, its Form S?1) cautionary language  identifying important factors (but not necessarily all the important factors) that could cause actual results to differ materially from those  expressed in any forward?looking statement. For more information concerning these factors, see the Securities and Exchange Commission filings of  SunCoke and the Partnership. All forward?looking statements included in this presentation are expressly qualified in their entirety by such cautionary statements.

Although forward?looking statements are based on current beliefs and  expectations, caution should be taken not to place undue reliance on any such forward?looking statements because such statements speak only as  of the date hereof. SunCoke and the Partnership do not have any intention or obligation to update publicly any forward?looking statement (or its associated cautionary language) whether as a  result of new information or future events or after the date of this presentation, except as required by applicable law.

This presentation includes certain non?GAAP financial measures intended to  supplement, not substitute for, comparable GAAP measures. Reconciliations of non?GAAP financial measures to GAAP financial measures are provided in  the Appendix at the end of the presentation. Investors are urged to consider carefully the comparable GAAP measures and the reconciliations  to those measures provided in the Appendix.

Goldman Sachs Investor Luncheon

Agenda

11:00 am – 11:45 pm Welcome & Lunch

Mark Newman, Chief Financial Officer

11:45 pm – 12:15 pm Executing on 2013 Priorities: VISA SunCoke and Indiana Harbor

Mike Thomson, President & Chief Operating Officer

12:15 pm – 12:45 pm Driving Improvement in our Coal Business

Mike Hardesty, Senior Vice President, Sales & Commercial Operations

12:45 pm – 1:00 pm Break

1:00 pm – 2:00 pm Q&A with Fritz Henderson

Fritz Henderson, Chairman & Chief Executive Officer

Goldman Sachs Investor Luncheon

MARK NEWMAN

SENIOR VICE PRESIDENT & CHIEF FINANCIAL OFFICER

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2013 Priorities

Operational Excellence

Sustain momentum at coke facilities

Execute Indiana Harbor Plan

Execute refurbishment

Resolve NOV

Renew coke contract with return on refurbishment capital

Implement environmental project at Haverhill and Granite City

Execute coal mining action plan to decrease cash costs

Maintain top quartile safety performance

Grow The Coke Business

Domestic

Obtain permit for next potential U.S. facility

Identify and pursue strategic acquisition opportunities in the U.S. and  Canada

Evaluate adjacent business lines to extend growth opportunities

International

Close VISA SunCoke joint venture transaction

Identify potential follow?on opportunities in India

Strategically Optimize Assets

SXCP

Achieve smooth launch, governance and operation of SXCP

Coal

Reposition mining operations for near?term weakness and long?term strategic flexibility

Efficient Capital Allocation

Put SXC & SXCP balance sheets to work

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MIKE THOMSON

PRESIDENT & CHIEF OPERATING OFFICER

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India Entry: VISA SunCoke

VISA SunCoke JV positions us to capture coke demand growth in  India, which is expected to more than double to 62 million mt by 2020

VISA SunCoke

Invested $67 million for 49% interest

Approx. 1/3rd of coke and all steam production sold to VISA  Steel

Balance sold in merchant market, to customers such as SAIL and Tata

Expect adjusted EBITDA per ton to be similar to what we  achieve in U.S.

Near?term focus on execution in operations and management systems

Long?term growth through development of new plants or acquisition of  existing facilities

Chinese Heat Recovery Coke: 400K tpy Steam: 20 Mwhe Built: 2007 Odisha, India

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Photo courtesy of VISA Steel

Our India Strategy

Initial Entry

Form VISA SunCoke joint venture

Evaluate & improve existing asset operations

Establish market presence

Near-Term Growth

Grow VISA SunCoke via follow-on opportunities

Reinvest free cash flow

Utilize debt capacity of VISA SunCoke

Develop emerging market plant design

Long-Term Vision

Continue to leverage JV and in-country presence

Pursue “Build-Own-Operate” model with leading integrated steelmakers

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Indiana Harbor Focus

With 1.22 million tons of capacity, Indiana Harbor has the  potential to drive Adjusted EBITDA growth with contract renewal and refurbishment

Renewal Status

Ongoing constructive dialogue

MT needs and wants maximum coke production

Renewal term likely to be 10 years

Expect to maintain current economics and earn a return on refurbishment capital

Anticipate finalizing contract this summer

EBITDA Impact

Return on Invested Capital

Improved Operations (production/yield)

Higher Operating Cost Recovery (vs. recent history)

Potential Incremental EBITDA Growth in 2014 +

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Indiana Harbor Focus

Plan to invest up to $85 million in 2012-2014 to refurbish Indiana Harbor; expect to earn return on this investment and reduce operating costs

Scope	Benefit
Oven repair • Major repair of all 268 ovens (48 completed)	Improve oven condition, increase charge weight, reduce maintenance time
Coke shed repair • Replace roof and sidewall sheets; replace or refurbish columns	Reduce maintenance cost, improve safety and environmental compliance
Machinery replacement • 2 pusher-charger machines • 4 door machines	Improve reliability, reduce maintenance cost
Stack & other • Stack lid replacements and refurbishment	Improve environmental compliance


Before


After

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10

Indiana Harbor Focus

With approx. 20% of ovens complete, seeing early positive results from refurbishment efforts

- Degraded oven conditions and equipment reliability challenged coke production capabilities
  - Resulted in lower than target charge weights and ovens pushed per day.
- After refurbishment, coal charge weights improved by up to 10%
- Expect ovens pushed per day to improve as we progress with refurbishment


Pre- and Post-Refurbishment Charge Weights
Target Charge weight: 41 tons
35
38
Pre-rehab
Current


Ovens Pushed Per Day
140
130
120
110
100
Daily Target: 130
Jan-12
Feb-12
Mar-12
Apr-12
May-12
Jun-12
Jul-12
Aug-12
Sep-12
Oct-12
Nov-12
Dec-12
Jan-13
Feb-13
Mar-13

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11

SunCoke Energy TM

MIKE HARDESTY

SENIOR VICE PRESIDENT, SALES & COMMERCIAL OPERATIONS

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State of the U.S. Coal Market

Demand Supply Price

Restrained Chinese demand for HCC limiting price recovery Domestic steel capacity utilization has improved recently

Low natural gas prices continues to temper overall coal demand,  although recent price improvements supporting thermal coal prices

Rising production costs in Australia appears to have set a floor  for HCC Most U.S. miners have cut production in response to weak market conditions; Australian miners appear to be following suit Strict U.S. regulatory environment limits cost improvement measures

International benchmark pricing at $172/mt down $34/mt year?over?year for Q2 contracts but up $7.00 versus prior quarter Current FOB mine domestic prices near cash cost for many CAPP sources of premium met coals

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Met Coal Pricing

Even as met coal prices appears to be stabilizing, our focus  remains on reducing costs, improving efficiencies and long?term strategic flexibility.

Met Coal Pricing (Mid?Vol)

$350 $300 $250 $200 $150 $100 $50

$?

2010 2011 2012 2013F

FOB Vessel ($/Metric Ton) FOB Jewell ($/Net Ton)

Goldman Sachs Investor Luncheon

Coal Action Plan Progress

Rationalize Mining Plans

Enhance Productivity

/ Lower Costs

Improve Prep Plant

Consolidated people, equipment and mines; idled 2 company?operated and 2 contract mines; nearly 20% headcount  reduction Downsized mining footprint, revised section geometry and improved advance/retreat balance Obtain and maintain deep?cut plans and permits Early results are encouraging

Upgraded equipment – new miners, shuttle cars, belts, etc. in place Enhanced mentor/training programs for hourly and supervisory staff Implemented a new maintenance planning tool to track and manage costs Improve regulatory compliance to reduce inspection related downtime

Installed new cyclone and fine circuit system

Improved screening implemented at several mines to reduce trucking cost

Goldman Sachs Investor Luncheon

SunCoke Energy TM